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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   -----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) March 31, 1997
                                                         --------------


                        Rotary Power International, Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                       1-12756               13-3632860
-----------------------------          ------------         -------------------
(State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)


    P.O. Box 128, Wood-Ridge, New Jersey                     07075-0128
   ---------------------------------------                   ----------
  (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code   (201) 777-7373
                                                     --------------

                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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Item 1.  Changes in Control of Registrant.

                  Not applicable.

Item 2.  Acquisition or Disposition of Assets.

                  Not applicable.

Item 3.  Bankruptcy or Receivership.

                  Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

                  Not applicable.

Item 5.  Other Events.

         The following information may contain forward-looking statements that are based on current expectations of Rotary Power International, Inc. (the "Company") that involve a number of risks and uncertainties and such statements should not be considered as guarantees of future performance. Factors that could cause actual results to differ materially from any forward-looking statements contained herein include, but are not limited to, an inability to arrange additional debt or equity financing, interruption or cancellation of existing contracts, the impact of competitive products and pricing, product demand and market acceptance risks, the presence of competitors with greater financial resources than the Company and product development and commercialization risks.

         As previously reported, the Company has entered into a Plan and Agreement of Merger, dated March 21, 1997 (the "Merger Agreement") with PowerCold Corporation (formerly known as International Cryogenic Systems Corporation) ("PowerCold"). The Merger Agreement provides for the merger of the Company into a subsidiary of PowerCold upon the satisfaction of various conditions set forth in the Merger Agreement, including approval of the merger by the stockholders of the Company. Such approval is expected to be sought at a special stockholders' meeting that will be called and held for that purpose in the near future.

         On March 31, 1997, the Directors of the Company elected Francis L. Simola, Chairman, CEO and President of PowerCold, to fill a vacancy on the Board of Directors and also to serve as the Secretary of the Company. Simultaneously therewith, based on a written demand received from counsel to PowerCold and on the belief that Mr. Simola's election as a Director and Secretary of the Company had become effective, the four other Directors of the Company, Richard M.H. Thompson, Robert L. Osborn, William T. Figart and Ken Brody, resigned as Officers and Directors of the Company effective April 1, 1997. On June 17, 1997, Mr. Simola informed the previous Officers and Directors of the Company in writing that he did



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not, and had not, accepted the positions of Director and Secretary of the
Company. After several consultations with Mr. Simola, on July 16, 1997, Messrs. Thompson, Osborn and Figart, three of the four former Directors who had resigned effective April 1, 1977, held a meeting, rescinded their resignations as Directors and elected Mr. Thompson as President and CEO of the Company to serve as such at least through the effective date, if any, of the merger with PowerCold.

         During the first four months of 1997, the Company experienced negative cash flow from operations, including net interest paid, of approximately $375,000 per month. In May 1997, PowerCold lent the Company $175,000 and in June 1997 PowerCold lent the Company an additional $41,767. This money was used to meet the payroll which was owed to employees (other than the payroll which was due for the week ending May 23, 1997) and to pay certain outstanding receivables. Apart from this loan, neither the Company nor PowerCold have been able to secure additional equity or debt financing. As of May 23, 1997, the Company terminated all of its remaining employees in an effort to reduce its costs until it could raise the additional funding described below. After May 23, 1997, up to 13 employees of the Company and its subsidiary, Rotary Power Marine, Inc., continued to work on a full or part time basis and those employees have been paid for the majority, but not all, of the hours they have worked since May 23, 1997.

         The Company failed to make its monthly payments to the Trustee for the Company's 1992 bond financing with the New Jersey Economic Development Authority (the "NJEDA") which were due on June 1, 1997 and July 1, 1997, respectively. On July 2, 1997, the Company received a notice from the Trustee stating that, as a result of the Company's failure to make the monthly payment which was due on June 1, 1997, an Event of Default has occurred under the Loan Agreement between the Company and the NJEDA and under the Trust Indenture securing the NJEDA bonds. The Trustee has also notified the holders of the NJEDA bonds of the occurrence of such Events of Default. The Company is also in arrears in its monthly lease payments to its landlord, Curtiss-Wright Corporation, and has received a Notice to Quit its leased premises from Curtiss-Wright Corporation. Therefore, unless additional funding is immediately obtained by the Company in an amount which will enable it to pay the amounts owed to the trustee for the NJEDA bonds, its landlord, its employees and certain other creditors, such creditors may pursue various remedies against the Company and its assets and/or force the Company into a reorganization under the Federal Bankruptcy Code. In the alternative, the Company may decide to voluntarily seek protection from its creditors under the Federal Bankruptcy Code. The economic viability and future of the Company therefore depends on its ability to obtain additional sources of financing immediately. Although the Company is actively pursuing such additional financing, there can be no assurance that the Company will be able to obtain any such financing on satisfactory terms, if at all.





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Item 6.  Resignations of Registrant's Directors.

                  Not applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  Not applicable.



Item 8.  Change in Fiscal Year.

                  Not applicable.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ROTARY POWER INTERNATIONAL, INC.




Date: July 18, 1997                       By:  /s/ Richard M.H. Thompson
                                              --------------------------
                                                Name: Richard M.H. Thompson
                                                Title: President &
                                                       Chief Executive Officer




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